Exhibit 99.1

HOLLY CORPORATION SELECTED BALANCE SHEET DATA
AND OPERATING STATISTICS FOR 2003

Balance Sheet Data (Unaudited)

	March 31,	June 30,	September 30,	December 31,
	2003	2003	2003 (2)	2003
		(Dollars in thousands)
Cash and cash equivalents	$28,306	$28,646	$17,283	$11,690
Working capital	$20,374	$(24,125)	$(168)	$(28,261)
Total assets	$580,832	$652,407	$631,726	$708,892
Total debt, including current maturities and borrowings under the revolving credit agreement	$35,714	$75,714	$40,714	$67,142
Shareholders’ equity	$239,783	$254,224	$270,072	$268,609
Total debt to capitalization ratio (1)	13.0%	23.0%	13.1%	20.0%

(1)	The total debt to capitalization ratio is calculated by dividing total debt, including current maturities and borrowings under the revolving credit agreement, by the sum of total debt including current maturities and borrowings under the revolving credit agreement and stockholder’s equity.

(2)	In the Form 10-Q for the third quarter ended September 30, 2003, we accounted for our investment in the Rio Grande Pipeline Company on the equity method. Effective at December 31, 2003, the Company consolidated its interest in Rio Grande effective as of June 30, 2003. The effect on September 30, 2003 was to increase cash and cash equivalents by $8.8 million, working capital by $8.8 million and total assets by $15.9 million.

Other Financial Data (Unaudited)

     The following tables set forth certain additional information about our refinery operations:

Navajo Refinery

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2003	2003	2003	2003	2003
Crude charge (BPD) (2)	55,580	60,820	60,200	47,730	56,080
Refinery production (BPD) (3)	63,470	68,980	69,210	53,110	63,680
Sales of produced refined products (BPD)	61,100	68,070	67,760	53,390	62,570
Sales of refined products (BPD) (4)	74,950	76,470	76,600	70,040	74,500
Refinery utilization (5)	92.6%	101.4%	100.3%	79.6%	93.5%
Average per produced barrel: (6)
Net sales	$42.24	$36.51	$38.92	$38.36	$38.95
Raw material costs	34.73	29.98	30.44	31.25	31.52

Refinery gross margin	7.51	6.53	8.48	7.11	7.43
Refinery operating expenses (7)	3.39	2.75	3.09	3.87	3.24

Net cash operating margin	$4.12	$3.78	$5.39	$3.24	$4.19

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2003	2003	2003	2003	2003
Feedstocks:
Sour crude oil	77%	78%	76%	80%	78%
Sweet crude oil	11%	10%	11%	10%	10%
Other feedstocks and blends	12%	12%	13%	10%	12%

Total	100%	100%	100%	100%	100%

Sales of produced refined products:
Gasoline	60%	57%	55%	60%	58%
Diesel fuels	22%	24%	23%	25%	23%
Jet fuels	9%	9%	10%	6%	9%
Asphalt	5%	7%	9%	7%	7%
LPG and other	4%	3%	3%	2%	3%

Total	100%	100%	100%	100%	100%

Woods Cross Refinery (1)

	One Month Ended	Three Months Ended		Year Ended
	June 30,	September 30,	December 31,	December 31,
	2003	2003	2003	2003
Crude charge (BPD) (1), (2)	24,980	25,000	19,430	22,540
Refinery production (BPD) (1), (3)	25,780	26,060	21,060	23,870
Sales of produced refined products (BPD) (1)	27,150	23,700	19,740	22,480
Sales of refined products (BPD) (1), (4)	27,160	24,110	19,790	22,680
Refinery utilization (5)	99.9%	100.0%	77.7%	90.2%
Average per produced barrel: (6)
Net sales	$38.70	$42.60	$39.88	$40.91
Raw material costs	34.25	34.78	35.11	34.81

Refinery gross margin	4.45	7.82	4.77	6.10
Refinery operating expenses (7)	2.50	3.76	4.75	3.92

Net cash operating margin	$1.95	$4.06	$0.02	$2.18

Feedstocks:
Sour crude oil	—%	—%	2%	1%
Sweet crude oil	97%	95%	90%	94%
Other feedstocks and blends	3%	5%	8%	5%

Total	100%	100%	100%	100%

Sales of produced refined products:
Gasoline	66%	61%	62%	62%
Diesel fuels	24%	29%	27%	27%
Jet fuels	1%	2%	1%	3%
Fuel oil	9%	7%	5%	7%
LPG and other	—%	1%	5%	1%

Total	100%	100%	100%	100%

Montana Refinery

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2003	2003	2003	2003	2003
Crude charge (BPD) (2)	6,640	5,930	7,960	6,400	6,740
Refinery production (BPD) (3)	7,320	6,340	8,840	6,870	7,350
Sales of produced refined products (BPD)	5,280	8,030	9,440	5,830	7,150
Sales of refined products (BPD) (4)	5,520	8,880	9,860	6,210	7,620
Refinery utilization (5)	94.9%	84.7%	113.7%	91.4%	96.3%
Average per produced barrel: (6)
Net sales	$38.09	$34.58	$36.02	$35.09	$35.80
Raw material costs	31.62	29.24	26.50	26.37	28.17

Refinery gross margin	6.47	5.34	9.52	8.72	7.63
Refinery operating expenses (7)	8.13	5.48	4.24	6.92	5.85

Net cash operating margin	$(1.66)	$(0.14)	$5.28	$1.80	$1.78

Feedstocks:
Sour crude oil	91%	94%	90%	93%	92%
Other feedstocks and blends	9%	6%	10%	7%	8%

Total	100%	100%	100%	100%	100%

Sales of produced refined products:
Gasoline	50%	35%	35%	48%	40%
Diesel fuels	23%	13%	13%	16%	15%
Jet fuels	9%	5%	5%	8%	7%
Asphalt	12%	43%	43%	24%	33%
LPG and other	6%	4%	4%	4%	5%

Total	100%	100%	100%	100%	100%

Consolidated

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2003	2003	2003	2003	2003
Crude charge (BPD) (1), (2)	62,220	74,990	93,160	73,560	76,040
Refinery production (BPD) (1), (3)	70,790	83,820	104,110	81,040	85,030
Sales of produced refined products (BPD) (1)	66,380	85,050	100,900	78,960	82,900
Sales of refined products (BPD) (1), (4)	80,470	94,300	110,570	96,040	95,420
Refinery utilization (1), (5)	92.9%	99.5%	101.3%	80.0%	93.2%
Average per produced barrel: (6)
Net sales	$41.91	$36.56	$39.51	$38.49	$38.99
Raw material costs	34.49	30.36	31.09	31.85	31.76

Refinery gross margin	7.42	6.20	8.42	6.64	7.23
Refinery operating expenses (7)	3.77	2.98	3.36	4.32	3.58

Net cash operating margin	$3.65	$3.22	$5.06	$2.32	$3.65

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2003	2003	2003	2003	2003
Feedstocks:
Sour crude oil	78%	71%	58%	61%	66%
Sweet crude oil	10%	18%	31%	30%	23%
Other feedstocks and blends	12%	11%	11%	9%	11%

Total	100%	100%	100%	100%	100%

Sales of produced refined products:
Gasoline	59%	56%	54%	60%	57%
Diesel fuels	22%	23%	24%	24%	23%
Jet fuels	9%	7%	8%	6%	8%
Asphalt	6%	10%	10%	6%	8%
LPG and other	4%	4%	4%	4%	4%

Total	100%	100%	100%	100%	100%

(1)	We purchased the Woods Cross, Utah refinery from ConocoPhillips on June 1, 2003. Barrels per day (BPD) for Woods Cross is calculated based on actual production of the plant since June 1, 2003 (30 days for the three months ended June 30, 2003 and 214 days for the year-ended December 31, 2003). For quarterly consolidation purposes for the three months ended June 30, 2003, the Woods Cross BPD is calculated over 91 days. For annual consolidation purposes, the Woods Cross BPD is calculated over 365 days.

(2)	Crude charge represents the barrels per day of crude oil processed at the crude units at our refineries.

(3)	Refinery production represents the barrels per day of refined products yielded from processing crude and other refinery feedstocks through the crude units and other conversion units at our refineries.

(4)	Includes refined products purchased for resale.

(5)	Represents crude charge divided by total crude capacity. For these calculations, crude oil capacity at the Navajo Refinery is 60,000 BPD, crude oil capacity at the Woods Cross Refinery is 25,000 BPD, and crude oil capacity at the Montana Refinery is 7,000 BPD which gives a consolidated crude charge of 67,000 BPD through May 2003 and 92,000 BPD from June 2003 through December 2003.

(6)	Represents average per barrel amounts for produced refined products sold.

(7)	Represents operating expenses of refineries, exclusive of depreciation, depletion and amortization and excludes refining segment expenses of product pipelines and terminals.

     The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: The statements in this press release relating to matters that are not historical facts are forward-looking statements based on management’s belief and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot give any assurances that these expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Such differences could be caused by a number of factors including, but not limited to, risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in our markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, our availability and cost of financing, the effectiveness of our capital investments and marketing strategies, our efficiency in carrying out construction projects, the outcome of the litigation with Frontier Oil Corporation, the possibility of terrorist attacks and the consequences of any such attacks, general economic conditions, and other financial, operational and legal risks and uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings. We assume no duty to publicly update or revise such statements, whether as a result of new information, future events or otherwise.